UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2014

RCS Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35924	38-3894716

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Ave., 14th Floor New York, NY	10022

(Address of principal executive offices)	(Zip Code)

(866) 904-2988

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Announcement of August 2014 Equity Sales

On September 8, 2014, RCS Capital Corporation (the “Company”) issued a press release announcing August 2014 equity sales, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Launch of “We Are Crowdfunding” Platform

On September 8, 2014, the Company issued a press release announcing the launch of the Company’s “We Are Crowdfunding” platform, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated by reference herein .

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 8, 2014

99.2	Press Release, dated September 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCS Capital Corporation

Date: September 8, 2014	By:	/s/ William M. Kahane
	Name:	William M. Kahane
	Title:	Chief Executive Officer and Director